Exhibit 99.1
Upland Software Announces Waiver of Series A Preferred Stock Dividends
Dividend waiver supports execution of Upland’s strategic plan and enhances value for common stockholders

AUSTIN, Texas--(BUSINESS WIRE)--November 9, 2026--Upland Software, Inc. (Nasdaq: UPLD) (“Upland” or the “Company”) announced that Ulysses Aggregator, LP, an affiliate of HGGC, LLC (“HGGC”), the holder of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), has agreed to waive the accumulation and accrual of dividends on the Series A Preferred Stock for an indefinite period, effective October 1, 2026.
The Dividend Waiver Agreement underscores HGGC’s support for the long-term plan Upland outlined with its third quarter 2026 results on November 4, 2026, which sets clear phases: Simplify and Delever through early 2027, Stabilize and Expand in 2027, and Grow in 2028 and beyond.
“We laid out a clear vision with our third quarter results, and we are executing on it,” said Sean Nathaniel, President and Chief Executive Officer of Upland. “This waiver further supports our Simplify and Delever strategy as we continue to reduce debt and position the business for sustainable growth. With HGGC’s continued support as a long-term sponsor, we are focused on executing our plan, expanding margins and turning our AI capabilities into long-term revenue growth.”
“Sean and the team have put forward a clear and credible plan, and they are executing against it. HGGC is fully behind Upland’s management team and its strategy, and this waiver reflects our long-term support for where the Company is headed, from simplifying the business today to driving growth through its AI-powered intelligence layer,” said HGGC.
The Series A Preferred Stock currently accrues paid-in-kind dividends at a rate of 4.5% annually, which are added to the preferred stock’s liquidation preference rather than paid in cash. During the waiver period, these dividends will not accrue. The waiver will remain in effect until it is prospectively revoked in accordance with the terms of the waiver agreement. Dividends waived during the waiver period are permanently forgiven and will not be subject to any future catch-up, including upon any revocation of the waiver.
With the dividend waiver being effective October 1, 2026, the Company expects to realize the full quarterly benefit beginning in the fourth quarter of 2026, in the form of improved net income (loss) attributable to common stockholders and related per-share results. The waiver will also hold the preferred stock’s liquidation preference at its current level and limit the number of common shares issuable on conversion.
All other terms of the Series A Preferred Stock remain unchanged, and HGGC continues to hold all 115,000 shares outstanding of the Series A Preferred Stock.
Additional information will be included in a Current Report on Form 8-K filed with the Securities and Exchange Commission.

About Upland Software
Upland Software (Nasdaq: UPLD) provides an intelligence layer that unifies and contextualizes enterprise knowledge, content, and data, turning isolated information into actionable outcomes for every human and agent. More than 1,100 enterprise customers rely on Upland’s deep domain expertise to drive measurable, value-add outcomes, unlocking the full potential of AI as their organizations evolve.
For more information, visit www.uplandsoftware.com.
About HGGC
HGGC is a values-driven, partnership-focused private investment firm. The Firm’s ecosystem of investors, operators, and professionals is united by the shared mission to develop leading enterprises and build long-term value together. HGGC invests in technology, business services, financial services, and consumer enterprises. The Firm is based in Palo Alto, Calif. and manages over $10 billion in assets under management as of June 30, 2026.
More information, including a complete list of current and former investments, is available at www.hggc.com.

Forward-Looking Statements
This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance, including our guidance related to future performance, and are subject to substantial risks, uncertainties and assumptions. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as “anticipate,” “believe,” “may,” “will,” “continue,” “seek,” “estimate,” “intend,” “hope,” “predict,” “could,” “should,” “would,” “project,” “plan,” “expect” or the negative or plural of these words or similar expressions, although not all forward-looking statements contain these words.
Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to: our financial performance and our ability to achieve or sustain profitability or predict future results; our plans regarding future acquisitions and divestitures and our ability to consummate and operationalize acquisitions or divestitures; our ability to expand our go-to-market operations, including our marketing and sales organization, and successfully increase sales of our products; our ability to obtain financing in the future on acceptable terms or at all; our expectations with respect to revenue, cost of revenue, and operating expenses in future periods; our expectations with regard to revenue from perpetual licenses and professional services; our ability to adapt to macroeconomic factors impacting the global economy, including global conflicts and uncertainty, changes in trade policy, foreign currency exchange risk, inflation and supply chain constraints; our ability to attract and retain customers; our ability to successfully enter new markets and manage our international expansion; our ability to comply with privacy laws and regulations; our ability to incorporate and deliver artificial intelligence (“AI”) functionality into our products and services, including our ability to unlock critical knowledge, automate content workflows and drive measurable ROI; our ability to deliver high-quality customer service; our plans regarding, and our ability to effectively manage, our growth, including with respect to our growth investments; maintaining our senior management team and key personnel; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to adapt to technological change and continue to innovate; global economic and financial market conditions and uncertainties; the growth of demand for cloud-based, digital transformation applications; our ability to integrate our applications with other software applications; maintaining and expanding our relationships with third parties; costs associated with defending intellectual property infringement and other claims; our ability to maintain, protect and enhance our brand and intellectual property; our expectations with regard to trends, such as seasonality, which affect our business; impairments to goodwill and other intangible assets; our beliefs regarding how our applications benefit customers and what our competitive strengths are; the operation, reliability and security of our third-party data centers; our expectations as to the timing of the discontinuation of any Sunset Assets, as well as the composition of Sunset Assets; our expectations as to the payment of dividends; our 2025 Share Repurchase Plan, including expectations regarding the timing and manner of repurchases made under the 2025 Share Repurchase Plan; our current level of indebtedness, including our exposure to variable interest rate risk; the potential elimination or limitation of tax incentives or tax losses and/or reductions of U.S. federal net operating losses; our ability to execute our strategic plan and achieve our long-term financial targets, including our Adjusted EBITDA margin target; our ability to regain and maintain compliance with Nasdaq continued listing requirements; our expectations as to the benefits of the Dividend Waiver Agreement; the risk that we did not consider another contingency included in this list; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC.
The forward-looking statements herein represent Upland's views as of the date of this press release, and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

Investor Relations Contact:

Jennifer Simon
investor-relations@uplandsoftware.com
512-960-1010

Media Contact:

Lloyd Berry
media@uplandsoftware.com
512-960-1010